Note 3 - Summary of Significant Accounting Policies: (o) Net Income (loss) Per Common Share (Policies)	9 Months Ended
Sep. 30, 2015
Policies
(o) Net Income (loss) Per Common Share

(o)  Net Income (Loss) per Common Share

Basic net income (loss) per common share is computed on the basis of the weighted average   number of common shares outstanding during the period.

Diluted net income (loss) per common share is computed on the basis of the weighted average number of common shares and dilutive securities (such as stock options and convertible securities) outstanding.  Dilutive securities having an anti-dilutive effect on diluted net income (loss) per share are excluded from the calculation. For the periods presented, the diluted net loss per share calculation excluded the effect of stock options outstanding (see Note 9).